Exhibit 99.1

CONNECTING TOMORROW THE AMERICAN 5G STORY NASDAQ: COMS 3.24.21

FORWARD LOOKING STATEMENT Certain of the information contained in this presentation may contain “forward - looking information” . Forward - looking information and statements may include, among others, statements regarding the future plans, costs, objectives or performance of the Company, or the assumptions underlying any of the foregoing . In this presentation, words such as “may”, “would”, “could”, “will”, “likely”, “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate” and similar words and the negative form thereof are used to identify forward looking statements . Forward - looking statements should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether, or the times at or by which, such future performance will be achieved . Forward - looking statements and information are based on information available at the time and/or management’s good - faith belief with respect to future events and are subject to known or unknown risks, uncertainties, assumptions and other unpredictable factors, many of which are beyond the Company’s control . These risks, uncertainties and assumptions include, but are not limited to, those described under “Risk Factors” in the Company’s Prospectus dated February 10 , 2021 . The Company does not intend, nor does the Company undertake any obligation, to update or revise any forward - looking information or statements contained in this presentation to reflect subsequent information, events or circumstances or otherwise, except if required by applicable laws . CONNECTING TOMORROW 2

COMSovereign
CONNECTING TOMORROW

CORPORATE SNAPSHOT

COMSovereign, the U.S.-Based End-to-End 4G LTE & 5G+ Telecom Solution Provider

- Product lines offer the full range of network hardware & software
- New U.S. 140,000 sq. ft. manufacturing facility
- Proven track record of engineering breakthrough technology
- Highly experienced management team and Board of Directors
- High value tech intellectual property / trade secret vaults
- Tethered aerial systems in use by DoD, DHS and other agencies
- First 5G aerial system delivered December 2020
- Complete line of new telecom radios to market in 4Q - 2021
- More than 700 telco network customers around the globe
- >$1B of equipment in customer networks in > 100 countries

H-Ware, S-Ware & Services (“HSS”)

DragonWave
VNC virtual network communications
Fastback Networks

Drone, Supply & Support (“DSS”)

DRONE
skysapience
Sovereign Plastics
Indura Power
Sovereign Engineering

Research & Development (“R&D”)

LEXTRUM
veo

COMSovereign
Nasdaq: COMS
As of March 16, 2021

Share Price		$3.28
Market Cap		$208.3M
2020 Revenue		$9.43M
Gain/(Loss) p/s		
	2019	($1.70)
	2020	($0.82)
Common Shares Outstanding		66.3M
Float		23.8M
Net Equity		
FY ended 2019		$102.9M
FY ended 2020		$93.5M
Stub Period		$136.8M
Insider Holdings		33%
Headquarters		Dallas, TX

3

COMSovereign
CONNECTING TOMORROW

THE PROMISE OF 5G AND BEYOND

5G networks and phones are expected to revolutionize the transfer of data, and the core benefits of 5G are:

Latency is Expected to Decrease	Battery Life is Expected to improve	The Number of Connected Devices Can Increase	Data Rates of Transfer Will Increase	Mobile Data Volume Will Increase
5X	10X	10-100X	10-100X	1000X

Countries in the *RACE TO 5G*

Countries have targeted 5G as a strategic benefit to their overall economy and military. Governments see it as a RACE TO 5G, led by China.



1st CHINA

Beijing, Shanghai, Shenzhen have widespread 5G coverage. 4.7 sites per 10,000 pops.



2nd S. KOREA

Promises nationwide coverage by 2025. 4.1 sites per 10,000 pops.



3rd UNITED STATES

With only 3.3 sites per 10,000 pops, US based carriers have enabled sections of cities, or venues like the Superbowl

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TELECOM NETWORK MARKET Ericsson – 18% (hardware centric) Huawei – 22% (excluded from many markets) Mavenir (software only) Nokia – 32% (hardware centric) Ceragon – 36% (microwave only) Aviat (microwave only) CONNECTING TOMORROW The Global Telecom Equipment Market hit a value of USD $66.38B for 2019. Global Telecom Equipment Market is expected to register a CAGR of 11.23% during the forecast period current through 2025 The overall 5G enterprise market was estimated to close out 2020 with a value at USD $2.3B, and is further projected to reach USD $31.7B by 2026 - a CAGR of 54.4%. Global Telecom Millimeter Wave Technology Market Size, Share & Trends Analysis Report 2020: Market Size is Projected to Reach $7.38B by 2027, Registering a CAGR of 37.01% The increased growth of cellular stations, need for next - generation - ready network equipment for 5G networks, and constant advances in communication & smartphone technology, are major tailwinds pushing the growth of the global telecom equipment market. North America holds the largest share in the global telecom equipment market, followed by the Asia - Pacific region and Europe, respectively. Strategic initiatives such as mergers & acquisitions, collaborations, expansion, and technology/ product launch are primary growth strategies that telecom equipment makers adopt to gain a larger competitive advantage. TOP COMPETITORS 5

THE TELECOM NETWORK SERVER S W I TCH W I F I v C O R E E dg e N od e ( S m a l l C e ll ) e / g N ode B Where We Fit In CONNECTING TOMORROW ▪ Edge and 4G/5G Access/FWA ▪ Front Haul/PTP FWA/Lan Extension ▪ X - Haul/Transport ▪ Core - Full VNF including EPC and IMS 6

COMSovereign
CONNECTING TOMORROW

AN INDUSTRY CHALLENGED

SEIZING THE OPPORTUNITY



3G
4G
5G

3G and 4G Facilities MUST UPGRADE to 4G LTE FIRST!

4G LTE Advanced networks coexist with 5G but latent 3G networks are set to “sunset’ and must transition to 4G LTE / Advanced

AT&T and Verizon have already indicated they will shut down 3G networks by 2022 (IEEE Communications Society, February 2019) which indicates they must upgrade all networks to 4G and 4G LTE

The demand for existing network upgrades to 4G LTE is greater than the CAPEX budgeted to transition to 5G

$4.7 BILLION		$18 BILLION
Is the estimated budget by carriers to upgrade systems to 5G	**Compared to the…**	**The same carriers have budgeted to upgrade 3G and 4G to 4G LTE needed to eventually transition to 5G**

THE MARKET OPPORTUNITY

Installers must have the technologies to upgrade latent networks to 4G LTE first, before continuing the transition to 5G.

The greatest portion of projects will be allocated to companies who have the combination of 4G LTE upgrade capabilities, 5G millimeter wave technology and critical backhaul systems.

International markets with more latent networks are under the greatest pressure to upgrade their networks to support 5G and IoT devices.

7

700+ CUSTOMERS & PARTNERS CONNECTING TOMORROW 8

Backhaul Radios Private Network Products & Services Lead i n g Silicon Photonics Technology CURRENT BUSINESS UNITS Advanced Hardware and Software Design Services In - Band Full - Duplex Wireless Radio Technology VFN/SDN and Rapid Deployable Access Radios Component Manufacturing and Rapid Prototyping Intelligent Power Supplies for Multiple Applications Rapidly Deployable Payload Agnostic Aerial Platforms CONNECTING TOMORROW 9

MICRO & MM WAVE BACKHAUL CONNECTING TOMORROW A MARK E T L E AD E R I N BACKHAU L DAT A SYS T E M S High Capacity Micro and Millimeter Backhaul Radio Units 20 years in the industry as a company of ‘firsts’ – often copied, but never matched Over 330,000 installed locations in more than 100 countries worldwide The Platinum Standard Equipment in the Backhaul Industry – the Leader in Quality 2 nd largest installed base of microwave backhaul equipment in America TECHNOLOGIES Multi - Channel – Doubles Capacity Cross - Polarization – Doubles Capacity Advanced Waveforms (TM) & Full - Duplexing (LEXTRUM) – Huge Capacity Increases Trunk and Hub Switching Over $1B installed customer base representing 700+ customers Best - in - Class Microwave Packet Radio for Telecommunications and Data Vertical market sales channel 10

COMSovereign
CONNECTING TOMORROW

INTEGRATED ACCESS SOLUTIONS


Vnc




Vnc


Vnc





A TECHNOLOGICAL POWERHOUSE AND PIONEER IN 5G AND NG

Carrier Network Grade, Innovative AI-Driven Network Hardware & Software

World's first miniaturized, fully virtualized 5G network Core (vCore)

Instant standup of private LTE and 5G networks anywhere on the globe

Aerial network cores and eNB / gNB radio combined into single unit and in use

Out-of-the-box LTE systems for research labs, mobile operators and private networks

TECHNOLOGIES

Compliant with all 3GPP / 5G standards to date

Broad frequency ranges including CBRS

Multi-band, multi-operator LTE small cells for neutral host deployments

Virtualized cores move network intel, power and flexibility to the edge

Easy addition of 5G applications and services due to edge-centric virtual software architecture

VNC virtual network communications
A COMSovereign Company

11

CONNECTING TOMORROW

MOBILE TOWERS / AERIAL NETWORKS

RAPID DEPLOYABLE PLATFORMS FOR TELECOM & SURVEILLANCE

Proven Track Record

In use by Department of Defense and Dept of Homeland Security / CBP, Israeli military and other international government & commercial customers

Highly acclaimed for capabilities and ease of use in the field

Technological developments well underway to remain best-in-class for telecom





PRODUCT TECHNOLOGY

Tethered aerostat achieves up to 1,500’ above ground for extended range

Quad and hex rotor tethered units achieve up to 400’ above ground in minutes

Fiber optic tether system provides secure, high-bandwidth LTE-Advanced and 5G capabilities

Power provided from the ground for extremely long station-keeping abilities

Tested and integrated safety features to prevent ‘fly-aways’ and ground incidents skysapience
A COMSovereign Company

DRONE
A COMSovereign Company

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COMSovereign
CONNECTING TOMORROW

BACKUP POWER = NETWORK RELIABILITY



AI - DRIVEN INTELLIGENT BATTERY MANAGEMENT SYSTEMS AND LITHIUM POWER

Required Network Battery Power with Performance Multiples

- Long-life (up to 10x) & deep-cycle (tested to over 2K deep cycles at high temp) units
- AI algorithms provide predictive analysis on operations
- Recharge time is 7 times faster over lead-acid units
- Environmentally friendly (LiFePO4 chemistry) and fully contained


INTELLIGENT
BATTERY

PRODUCT TECHNOLOGY

- Compactly sized and relative weight minimized by nearly 50%
- Traditional network or iOS and Android apps for remote device management
- Built-in intelligent short-circuit protection
- Operates very favorably in extreme heat conditions
- Built-in self-heating feature to enable optimal, extreme cold weather operation



InduraPower
A COMSovereign Company

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HIGH VALUE R&D - COMPETITIVE EDGE CONNECTING TOMORROW SETTING THE BAR HIGHER THAN “STATE - OF - THE - ART” Lextrum – In - Band Full - Duplex (“IBFD”) With patented 120dB noise reducing technology – the usable spectrum doubles Testing near complete in LTE under the COMS FCC test license / 5G tests in Q2 IBFD is absolutely critical in front edge, access radios for 5G to work efficiently Integrated Access & Backhaul or “IAB” is the envisioned lynchpin for 5G networks IBFD is being integrated into COMS suite of end - to - end network radios first Wireless manufacturers not using the IBFD will be only half as efficient as those who do The business enterprise value of COM’s IBFD alone was valued at over $400 million by Hilco VEO – Silicon Photonics VEO’s solutions will dramatically increase bandwidth & reduce power demands in - and - out of fiber VEO technology offers a 20x efficiency gain (less power/more throughput) over the “state - of - the - art” New breakthroughs showing promise for Terabit - per - second data rates at lower power have yielded a patent - pending technology that is the future of chip - to - chip “light computing” 14

COMS CONTROLLED SUPPLY CHAIN CONNECTING TOMORROW “ JUST - I N - T I M E ” SUPPL Y CHA I N E Q UAL S C O NTR O L COMSovereign has control of its own materials supply chain U.S. Based, 100% owned and controlled plastics and metals fabrication With control over supply chain, inventories are minimized, value is maximized Customer priorities and customized needs are easily accommodated & volumes flexible Lead - times are reduced by up to 80%, and costs by up to 40% Capabilities Thirteen large plastic injection - molding plants produced >20 million parts in prior year Highly experienced machinists create metal molds from e - files in hours/days Radio cases, mounting brackets, housings, battery cases, etc. – all in days No minimum or maximum orders, and changes/edits are easily handled High volume of external sales aid in profitability 15

BEST IN CLASS ENGINEERING CONNECTING TOMORROW S O VERE I G N EN G I NEER I N G - VS - TH E C OM PET I T I O N Highly Experienced and Proven Track Record The engineering team includes industry experts that have led many Tier - 1 Telcos Sovereign Engineering teams have solved complex network issues for Fortune 50 companies Proven track record of delivering extremely sophisticated network equipment Our engineers previously led Nortel, Sprint, T - Mobile & Light - Squared design teams Capabilities NextGen “Polaris” radio common - architecture line to release into the market FY 2021 Vast experience in FPGA, PCB, ASIC, SDR designs including imbedded solutions Our internally developed IP and designs, have resulted in nearly 120 critical patents All facets of hardware and firmware design and software development or integration Key, close relationships with best - in - class component and software providers Team leadership by CTO Dustin McIntire, PhD ensures smooth, on - time program success 1 6 16

MARKET IMPACT CONNECTING TOMORROW 17 DIVISION MARKET SIZE - 2020 CAGR SOURCE DragonWave/Fastback Telecom Network Infrastructure $300B 10% marketresearchfuture.com Drone/Sky Sapience Aerial Surveillance and Communications $10B 8% businessinsider.com InduraPower Power Storage & Supply Systems $130B 9% grandviewresearch.com Lextrum Wireless Communications $45B 32% grandviewresearch.com Virtual NetCom Telecom Rapid Deployable Networks $210B 10% marketresearchfuture.com Sovereign Plastics Plastic Mold Injection (not incl. machining) $175B 11% plasticstoday.com Silver Bullet Communications Engineering / Computing $320B 29% grandviewresearch.com VEO Silicon Photonic Circuitry $2B 26% marketsandmarkets.com COMSovereign’s Total Addressable Market Size = $1.18T / Average CAGR = 16.87%

COMSovereign
CONNECTING TOMORROW

RECENT DEVELOPMENTS

March 2021

- Expands Senior Leadership Team with the Appointment of Bud Patterson as Chief Operating Officer; Brings over 30 years of operational and engineering experience in wireless communications; Overseeing production and product delivery to customers
- Acquires Sky Sapience, Expanding Tethered Drone Product Portfolio for Commercial Communications, Defense and National Security Markets; Sky Sapience's HoverMast tethered aerial platforms currently fielded for border security and ISR in Israel and other international markets

February 2021

- Appoints Martin R. Wade III as Chief Financial Officer and Executive Vice President; 40-Year management, operations, finance and banking veteran to lead finance and accounting team
- Hughes Network Systems and COMSovereign's Virtual NetCom Announce New SatCell Connect Partnership for RAID™ 4G/LTE Backpack Solution; New reseller agreement to support expanded wireless communications for first responders, government and military customers
- Announces Closing of $27.6 Million Underwritten Offering of Common Stock Including Full Exercise of the Underwriter's Over-Allotment Option
- COMSovereign Acquires 140,000 sq. ft. Manufacturing Facility to Ramp-up U.S.-Based 5G Radio Production
- COMSovereign Acquires Fastback Networks, Adding Top-Performing "Sub-6 GHz" Backhaul for Public and Private Networks and Expanding Telecom IP Portfolio

January 2021

- COMSovereign Holding Corp. Announces Closing of $16 Million Public Common Stock Offering
- COMSovereign Holding Corp. Announces Nasdaq Listing and Pricing of $16.0 Million Public Offering

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MANAGEMENT EXCELLENCE CONNECTING TOMORROW ▪ DANIEL HODGES – CHAIRMAN, CEO & CO - FOUNDER 26+ years as military officer, SR. F - 16 instructor pilot, entrepreneur, author, investor, founder of multiple aerospace, marine intelligence, comms and scientific R&D Companies ▪ JOHN HOWELL – PRESIDENT, DIRECTOR & CO - FOUNDER Extensive senior management experience in Gov’t & industry, Fulbright scholar, Army Ranger Officer and CIA capacities, director MDA, co - founder of Willowdale Financial ▪ DUSTIN MCINTIRE, PhD – CHIEF TECHNOLOGY OFFICER Electrical design engineer with 20+ years of experience designing hardware and software for embedded and consumer electronics, wireless communications systems and IoT ▪ MARTIN WADE – CHIEF FINANCIAL OFFICER 40+ years advising senior management and boards on more than 200 business strategy, acquisition, divestiture and restructuring projects ▪ DAVID AGUILAR – DIRECTOR Former Commissioner of U.S. Customs and Border Protection, Principal GSIS ▪ JAMES MARKS – INDEPENDENT DIRECTOR U.S. Army General (ret.), US Military Hall of Fame Intelligence Member and an analyst to the U.S. Congress, NATO, universities and CNN ▪ RICHARD BERMAN – INDEPENDENT DIRECTOR 35 years of venture capital, senior management, M&A experience, attorney, former Director of the Year - NY ▪ KAY KAPOOR – INDEPENDENT DIRECTOR 30 years leading complex organizations, COO of Lockheed Martin’s IS7GS Division, Chair & CEO of Accenture Federal Services, President - AT&T FirstNet ▪ BRENT DAVIES, CPA – INDEPENDENT DIRECTOR 35+ years of diversified public accounting expertise, professional witness with IRS, SEC and Treasury Department See www.COMSovereign.com/about for detailed curricula vitae 19

TARGET MODEL CONNECTING TOMORROW REVENUE* EBITDA % FY 2021 IF: $ 60,000,000 THEN: $ 9,600,000 16% IF: $ 90,000,000 THEN: $ 18,000,000 20% IF: $ 120,000,000 THEN: $ 27,600,000 23% FY 2022 $ 185,000,000 $ 42,550,000 23% FY 2023 $ 248,000,000 $ 57,040,000 23% 20 HOW DO WE ACHIEVE THIS CAGR? ▪ Product Demand ▪ Market Leading Technologies ▪ Large Breadth of Product Offerings ▪ Volume Manufacturing Line – Up ▪ Targeted Sales ▪ Margins – Hardware vs. Services * The above model is for illustration purposes only and not intended to serve as financial guidance

SUMMARY - THE AMERICAN 5G STORY COMSovereign is a U.S. ‘end - to - end’ LTE & 5G+ network provider Product lines offer the full range of network hardware & software Following more than a year of preparation, ramp - up is ready Proven track record of engineering breakthrough technology Top to bottom level highly experienced management team High value tech intellectual property / trade secret vaults Aerial tower systems in use by DoD, DHS and other agencies First full 5G system delivered December 2020 & more P.O.’s New breakthrough line of telecom radios offering in 2021 More than 700 telco network customers around the globe >$1B of equipment in customer networks in > 100 countries CONNECTING TOMORROW 21

COMSovereign

CONNECTING TOMORROW

THE AMERICAN 5G STORY

NASDAQ: COMS

www.comsovereign.com

Company Investor Contact

Steve Gersten, Director IR

COMSovereign Holding Corp.

813-334-9745

investors@comsovereign.com

External Investor Relations Contact

Chris Tyson, EVP

MZ Group - MZ North America

949-491-8235

COMS@mzgroup.us